                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit 21.01

                         SUBSIDIARIES OF THE REGISTRANT
                                 AS AT 06/30/05

                                                           STATE / JURISDICTION
SUBSIDIARY NAME                                              OF INCORPORATION
---------------                                           ----------------------
Abilene Nuclear, LLC                                             Delaware

- 80% Cardinal Health 414, Inc.

Academy of Managed Care Medicine, L.L.C.                         Delaware

ALARIS Medical Espana, S.L.                                        Spain

ALARIS Medical Holland B.V.                                     Netherlands

ALARIS Medical France S.A.                                        France

ALARIS Medical Norway A/S                                         Norway

ALARIS Medical Italia S.P.A.                                       Italy

ALARIS Medical New Zealand Limited                              New Zealand

ALARIS Medical Australia Pty Limited                             Australia

ALARIS Medical Nordic AB                                          Sweden

ALARIS Medical Systems Deutschland, GmbH                          Germany

ALARIS Medical Canada Ltd.                                        Canada

ALARIS Medical Systems, S.A. Proprietary Limited               South Africa

ALARIS Medical Systems Foreign Sales Corporation                 Barbados

ALARIS Medical Luxembourg I S.a.r.l.                            Luxembourg

ALARIS Medical Luxembourg II S.a.r.l.                           Luxembourg

ALARIS Medical Luxembourg I S.a.r.l., S.C.S.                    Luxembourg

ALARIS Medical 1 (Suisse), S.a.r.l.                             Switzerland

ALARIS Medical 2 (Suisse), S.a.r.l.                             Switzerland

ALARIS Medical Cayman Islands                                 Cayman Islands

Alcon - Building Branch                                         Puerto Rico

Allcaps Weichgelatinkapseln GmbH & Co. KG                         Germany

Allcaps Weichgelatinkapseln Verwaltungs GmbH                      Germany

Allegiance (BVI) Holdings Co. Ltd.                        British Virgin Islands

Allegiance Corporation                                           Delaware

Allegiance Healthcare (Labuan) Pte. Ltd.                         Malaysia

Allegiance Healthcare Deutschland Holding GmbH                    Germany

Allegiance Healthcare Distribution GmbH                           Austria

Allegiance Healthcare Holding B.V.                              Netherlands

Allegiance Healthcare International GmbH                          Austria

Allegiance K. K.                                                   Japan

Allegiance Labuan Holdings Pte. Ltd.                             Malaysia

API (Suppliers) Limited                                       United Kingdom

Arclight Systems LLC                                             Delaware

Armand Scott, LLC                                                Delaware

Aurum Pharmaceuticals Limited                                 United Kingdom

Bauer Branch                                                Dominican Republic

Beckloff Associates, Inc.                                         Kansas

C. International, Inc.                                             Ohio

Cardal II, LLC                                                   Delaware

Cardal, Inc.                                                       Ohio

Cardinal Distribution Holding Corporation - I                     Nevada

Cardinal Distribution Holding Corporation - II                    Nevada

Cardinal Health (Bermuda) 224 Ltd.                                Bermuda

Cardinal Health 100, Inc.                                         Indiana
(f/k/a Bindley Western Industries, Inc.)

Cardinal Health 101, Inc.                                        Delaware
(f/k/a Cardinal Health Provider Pharmacy Services,
Inc.)

Cardinal Health 102, Inc.                                          Ohio
(f/k/a Cardinal Health Staffing Network, Inc.)

Cardinal Health 104 LP                                             Ohio
(f/k/a Cardinal Distribution LP)

Cardinal Health 105, Inc.                                          Ohio
(f/k/a CORD Logistics, Inc.)

Cardinal Health 107, Inc.                                          Ohio
(f/k/a National Pharmpak Services, Inc.)

Cardinal Health 108, Inc.                                        Tennessee
(f/k/a National Specialty Services, Inc.)

Cardinal Health 109, Inc.                                          Texas
(f/k/a Owen Healthcare, Inc.)

Cardinal Health 110, Inc.                                        Delaware
(f/k/a Whitmire Distribution Corporation)

Cardinal Health 111, LLC                                         Delaware

Cardinal Health 112, LLC                                         Delaware

Cardinal Health 2, Inc.                                           Nevada
(f/k/a The Griffin Group, Inc.)

Cardinal Health 200, Inc.                                        Delaware
(f/k/a Allegiance Healthcare Corporation)

Cardinal Health 201, Inc.                                        Delaware
(f/k/a Allegiance Healthcare International, Inc.)

Cardinal Health 222 (Thailand) Ltd.                              Thailand
(f/k/a Allegiance Healthcare (Thailand) Ltd.)

Cardinal Health 3, Inc.                                           Nevada
(f/k/a Red Wing Data Corporation)

Cardinal Health 301, Inc.                                        Delaware
(f/k/a Pyxis Corporation)

Cardinal Health 302, LLC                                         Delaware

Cardinal Health 303, Inc.                                        Delaware
(f/k/a ALARIS Medical Systems, Inc.)

Cardinal Health 304, LLC                                         Delaware

Cardinal Health 400, Inc.                                        Illinois
(f/k/a Automatic Liquid Packaging, Inc.)

Cardinal Health 406, LLC                                         Delaware

Cardinal Health 409, Inc.                                        Delaware
(f/k/a R.P. Scherer Corporation)

Cardinal Health 411, Inc.                                          Ohio
(f/k/a RedKey, Inc.)

Cardinal Health 414, Inc.                                        Delaware
(f/k/a Syncor International Corporation)

Cardinal Health 416, Inc.                                        Delaware
(f/k/a PCI Services II, Inc.)

Cardinal Health 417, Inc.                                        Delaware
(f/k/a PCI Services III, Inc.)

Cardinal Health 418, Inc.                                        Delaware
(f/k/a Syncor Pharmaceuticals, Inc.)

Cardinal Health 420, LLC                                         Delaware
(f/k/a Syncor Advanced Isotopes, LLC)

Cardinal Health 421 Limited Partnership                          Scotland

Cardinal Health 421, Inc.                                        Delaware
(f/k/a RPS Technical Services, Inc.)

Cardinal Health 5, LLC                                           Delaware

Cardinal Health 6, Inc.                                           Nevada
(f/k/a Physicians Purchasing, Inc.)

Cardinal Health Argentina 400 S.A.I.C.                           Argentina
(f/k/a R.P. Scherer Argentina S.A.I.C.)

Cardinal Health Australia 200 Pty Ltd                            Australia
(f/k/a Allegiance Healthcare Pty Ltd)

Cardinal Health Australia 300 Pty Ltd                            Australia
(f/k/a Axiom Healthcare Services Pty. Ltd.)

Cardinal Health Australia 401 Pty Ltd                            Australia
(f/k/a R.P. Scherer Holdings Pty. Ltd.)

Cardinal Health Belgium 202 S.P.R.L.                              Belgium
(f/k/a Allegiance S.P.R.L.)

Cardinal Health Brasil 402 Ltda.                                  Brazil
(f/k/a R.P. Scherer do Brasil Encapsulacoes, Ltda.)

Cardinal Health Canada 204, Inc.                                  Canada
(f/k/a Allegiance Healthcare Canada Inc.)

Cardinal Health Canada 301, Inc.                                  Canada
(f/k/a H.E.N. Inc.)

Cardinal Health Canada 302, Inc.                                  Canada
(f/k/a Pyxis Healthcare Systems, Inc.)

Cardinal Health Canada 403, Inc.                                  Canada
(f/k/a R.P. Scherer Canada Inc.)

Cardinal Health Capital Corporation                                Ohio

Cardinal Health Corporate Solutions, LLC                          Nevada
(f/k/a Cardinal Health 4, LLC)

Cardinal Health D.R. 203 Ltd.                                     Bermuda
(f/k/a Allegiance International Manufacturing (Bermuda)
Ltd.)

Cardinal Health Finance                                       United Kingdom

Cardinal Health France 205 S.A.S.                                 France
(f/k/a Allegiance Sante S.A.S.)

Cardinal Health France 404 S.A.                                   France
(f/k/a R.P. Scherer S.A.)

   - Cardinal Health 409, Inc. (f/k/a R.P. Scherer
     Corporation) - 684,664 shares - 99.7083%

   - F&F Holding GmbH - 1,000 shares - 0.1456%

Cardinal Health France 428 S.A.S.                                 France
(f/k/a Societe Financiere Osny S.A.S.)

Cardinal Health France 429 S.A.S.                                 France
(f/k/a LCO Sante S.A.S.)

Cardinal Health France 430 S.A.S.                                 France
(f/k/a Federa France S.A.S.)

Cardinal Health France 431 S.A.S.                                 France
(f/k/a Federa Limoges S.A.S.)

Cardinal Health Funding, LLC                                      Nevada

Cardinal Health GbR                                               Germany

Cardinal Health Germany 206 GmbH                                  Germany
(f/k/a Allegiance Healthcare Deutschland GmbH)

Cardinal Health Germany 405 GmbH                                  Germany
(f/k/a Cardinal Health Germany GmbH)

Cardinal Health Germany Holdings GmbH                             Germany

Cardinal Health (Gibraltar) 320 Limited                          Gibraltar

Cardinal Health Holding GmbH                                      Germany

Cardinal Health Holding International, Inc.                     New Jersey

Cardinal Health Holding Pty Ltd                                  Australia

Cardinal Health Holdings Limited                              United Kingdom

Cardinal Health International Ventures, Ltd.                     Barbados

Cardinal Health Ireland 406 Ltd.                                  Ireland
(f/k/a Cardinal Health Technologies Ltd.)

Cardinal Health Ireland 419 Limited                               Ireland

Cardinal Health Ireland 422 Limited                               Ireland

Cardinal Health Italy 208 S.r.l.                                   Italy
(f/k/a Allegiance Medica S.R.L.)

Cardinal Health Italy 407 S.p.A.                                   Italy
(f/k/a R.P. Scherer S.p.A.)

Cardinal Health Japan 408 K.K.                                     Japan
(f/k/a R.P. Scherer K.K.)

Cardinal Health Lease Funding 2002A, LLC                         Delaware

Cardinal Health Lease Funding 2002AQ, LLC                        Delaware

Cardinal Health Lease Funding 2003A, LLC                         Delaware

Cardinal Health Lease Funding 2003AQ, LLC                        Delaware

Cardinal Health Lease Funding 2003B, LLC                         Delaware

Cardinal Health Lease Funding 2003BQ, LLC                        Delaware

Cardinal Health Lease Funding 2004A, LLC                         Delaware

Cardinal Health Lease Funding 2004AQ, LLC                        Delaware

Cardinal Health Luxembourg 420 S.a.r.l.                         Luxembourg

Cardinal Health MPB, Inc.                                        Missouri
(f/k/a Managed Pharmacy Benefits, Inc.)

Cardinal Health Malaysia 211 Sdn. Bhd.                           Malaysia
(f/k/a Allegiance Healthcare Sdn. Bhd.)

Cardinal Health Malta 212 Limited                                  Malta
(f/k/a Eurovac Limited)

Cardinal Health Mexico 213 S.A. de C.V.                           Mexico
(f/k/a Allegiance De Mexico, S.A. de C.V.)

Cardinal Health N.Z. 217 Limited                                New Zealand
[f/k/a Cardinal Health (N.Z.) Limited]

Cardinal Health Netherlands 214 B.V.                            Netherlands
(f/k/a Allegiance B.V.)

Cardinal Health Netherlands Financing C.V.                      Netherlands

Cardinal Health Netherlands Holding B.V.                        Netherlands

Cardinal Health P.R. 218, Inc.                                  Puerto Rico
(f/k/a Allegiance PRO, Inc.)

Cardinal Health P.R. 227, Inc.                                  Puerto Rico

Cardinal Health P.R. 409 B.V.                                 The Netherlands
(f/k/a Cardinal Health Manufacturing Services B. V.)

Cardinal Health P.R. 410, Inc.                                  Puerto Rico
(f/k/a PCI Services I, Inc.)

Cardinal Health P.R. 436, Inc.                                  Puerto Rico

Cardinal Health PTS, LLC                                         Delaware

Cardinal Health Singapore 225 Pte. Ltd.                          Singapore

Cardinal Health Singapore 304                                    Singapore

Cardinal Health Singapore 423 Pte. Ltd.                          Singapore
(f/k/a Cardinal Health Singapore 303 Pte. Ltd.)

Cardinal Health Spain 219 S.L.                                     Spain
(f/k/a Allegiance S.L.)

Cardinal Health Sweden 220 AB                                     Sweden
(f/k/a Allegiance AB)

Cardinal Health Switzerland 221 GmbH                            Switzerland
(f/k/a Allegiance Healthcare GmbH)

Cardinal Health Switzerland 412 GmbH                            Switzerland
(f/k/a Cardinal Health (Europe) GmbH)

Cardinal Health Switzerland 413 AG                              Switzerland
(f/k/a R.P. Scherer (Europe) AG)

Cardinal Health Systems, Inc.                                      Ohio

Cardinal Health Technologies Switzerland GmbH                   Switzerland

Cardinal Health Technologies, LLC                                 Nevada

Cardinal Health Trading (Shanghai) Co. Ltd.                        China

Cardinal Health U.K. 100 Limited                              United Kingdom
(f/k/a IPD Group Limited)

Cardinal Health U.K. 101 Limited                              United Kingdom
(f/k/a Intercare Pharmaceuticals Distribution Limited)

Cardinal Health U.K. 223 Limited                              United Kingdom
(f/k/a Allegiance Healthcare Limited)

Cardinal Health U.K. 305 Limited                              United Kingdom
(f/k/a ALARIS Medical U.K. Limited)

Cardinal Health U.K. 306 Limited                              United Kingdom

Cardinal Health U.K. 414 Limited                              United Kingdom
(f/k/a R. P. Scherer Limited)

Cardinal Health U.K. 415 Limited                              United Kingdom
(f/k/a R.P. Scherer Holdings Limited)

Cardinal Health U.K. 416 Limited                              United Kingdom
(f/k/a Scherer DDS Limited)

Cardinal Health U.K. 417 Limited                              United Kingdom
(f/k/a Unipack, Ltd.)

Cardinal Health U.K. 418 Limited                              United Kingdom

Cardinal Health U.K. 425 Limited                              United Kingdom
(f/k/a Herd Mundy Richardson Limited)

Cardinal Health U.K. 432 Limited                              United Kingdom
(f/k/a The Intercare Group Limited)

Cardinal Health U.K. 433 Limited                              United Kingdom
(f/k/a Macarthy Group Limited)

Cardinal Health U.K. 434 Limited                              United Kingdom

Cardinal Health U.K. 435 Limited                              United Kingdom
(f/k/a Herd Mundy Richardson (Holdings) Limited)

Cardinal.com Holdings, Inc.                                       Nevada

Cascade Development, Inc.                                         Nevada

Caseview (P.L.) Limited                                       United Kingdom

CCB, Inc.                                                          Iowa

CDI Investments, Inc.                                            Delaware

Centralia Pharmacy, Inc.                                         Illinois

Centricity, LLC                                                  Delaware
(f/k/a Boron LePore, Inc.)

Cirmex de Chihuahua S.A. de C.V.                                  Mexico

Cirpro de Delicias S.A. de C.V.                                   Mexico

CMI Net, Inc.                                                    Delaware

Comprehensive Medical Imaging--Anaheim Hills, Inc.               Delaware

Comprehensive Medical Imaging--Apple Valley, Inc.                Delaware

Comprehensive Medical Imaging--Boynton Beach, Inc.               Delaware

Comprehensive Medical Imaging--Downey, Inc.                      Delaware

Comprehensive Medical Imaging--Encino, Inc.                      Delaware

Comprehensive Medical Imaging--Fort Lauderdale, Inc.             Delaware

Comprehensive Medical Imaging--Hesperia, Inc.                    Delaware

Comprehensive Medical Imaging--Huntington Beach, Inc.            Delaware

Comprehensive Medical Imaging--Palm Beach Gardens, Inc.          Delaware

Comprehensive Medical Imaging--Palm Springs, Inc.                Delaware

Comprehensive Medical Imaging--Rancho Cucamonga, Inc.            Delaware

Comprehensive Medical Imaging--Santa Maria, Inc.                 Delaware

Comprehensive Medical Imaging--Sherman Oaks, Inc.                Delaware

Comprehensive Medical Imaging--Tempe, Inc.                       Delaware

Comprehensive Medical Imaging--Van Nuys, Inc.                    Delaware

Comprehensive Medical Imaging--Victorville, Inc.                 Delaware

Comprehensive Medical Imaging--Westlake Village, Inc.            Delaware

Comprehensive OPEN MRI - Carmichael, Inc.                        Delaware

Comprehensive OPEN MRI--Folsom, Inc.                             Delaware

Comprehensive OPEN MRI--Fullerton, Inc.                          Delaware

Comprehensive OPEN MRI--Laguna Hills, Inc.                       Delaware

Comprehensive OPEN MRI--Sacramento, Inc.                         Delaware

Consumer2Patient, LLC.                                           Delaware

Converters Branch                                           Dominican Republic

Convertors de Mexico S.A. de C.V.                                 Mexico

CR Medicap, Inc.                                                   Iowa

Craig Generics Limited                                        United Kingdom

Crossject S.A.                                                    France

Cytokine Pharmasciences                                          Delaware

Daniels Pharmaceuticals Limited                               United Kingdom

Desert PET, LLC                                                 California

Diagnostic Purchasing Group, Inc.                                Delaware

Dover Communications, LLC                                        Delaware
(f/k/a BLP-Dover Acquisition Corp.)

DuQuoin Pharmacy, Inc.                                           Illinois

Dutch American Manufacturers (D.A.M.) B.V.                      Netherlands

East Iowa Pharmacies, Inc.                                         Iowa

Eldon Laboratories Limited                                    United Kingdom

Ellipticare, LLC                                                 Delaware

EPIC Insurance Company                                            Vermont

Eurochem Limited                                              United Kingdom

European Pharmaceuticals Group Ltd.                           United Kingdom

Europharm of Worthing Limited                                 United Kingdom

F&F Holding GmbH                                                  Germany

Federa S.A.                                                       Belgium

Freeman Pharmaceuticals Limited                               United Kingdom

Glacier Guaranty Corporation                                      Vermont

Glamorgan Pharmaceuticals Limited                             United Kingdom

Global Healthcare Exchange, LLC                                  Delaware

Grand Avenue Pharmacy, Inc.                                        Iowa

Griffin Capital, LLC                                              Nevada

Griffin Group Document Management Services, Inc.                  Nevada
(f/k/a Supplyline Holdings, Inc.)

Homecare (North-West) Limited                                 United Kingdom

IMI Diagnostic Center, Inc.                                      Delaware

IMI of Boca Raton, Inc.                                          Delaware

IMI of Miami, Inc.                                               Delaware

IMI of North Miami Beach, Inc.                                   Delaware

IMI-NET, Inc.                                                    Delaware

Impharm Nationwide Limited                                    United Kingdom

InGel Technologies Ltd.                                       United Kingdom

Inland Empire Regional PET Center, LLC                          California

InteCardia-Tennessee East Catheterization, LLC                North Carolina

- 75% Syncor Cardiology Services, LLC

InteCardia-Tennessee East Diagnostic, LLC                     North Carolina

Intercare Holdings Limited                                    United Kingdom

Intercare Investments Limited                                 United Kingdom

Intercare Properties Plc                                      United Kingdom

International Capsule Company S.r.l.                               Italy

Iowa Falls Pharmacy, Inc.                                          Iowa

IVAC Overseas Holdings, L.P.                                     Delaware
(f/k/a IVAC Overseas Holdings, Inc.)

JRG, Ltd.                                                          Iowa

Killilea Development Company, Ltd.                                 Ohio

Lake Charles Pharmaceutical and Medical Equipment                Louisiana
Supply Company, L.L.C.

   - A Louisiana limited liability company formed by Owen Shared Services, Inc. and Lake Charles
     Memorial Hospital, Inc.

Leader Drugstores, Inc.                                          Delaware

Liberty Communications Network, LLC                              Delaware
(f/k/a BLP-Liberty Acquisition Corp.)

Macarthy Group Trustees Limited                               United Kingdom

Macarthy Limited                                              United Kingdom

Macarthy's Laboratories Limited                               United Kingdom

Martindale Pharmaceuticals Limited                            United Kingdom

Medcon S.A.                                                     Luxembourg

Medesta Associates, LLC                                          Delaware

Medical Diagnostic Leasing, Inc.                                 Delaware

Medical Education Systems, LLC                                   Delaware

Medical Media Communications, LLC                                Delaware

Medicap Pharmacies Incorporated                                    Iowa

Medicine Shoppe Capital Corporation                               Nevada

Medicine Shoppe International, Inc.                              Delaware

Medicine Shoppe Internet, Inc.                                   Missouri

MediQual Systems, Inc.                                           Delaware

Midland Pharmacies, Inc.                                           Iowa

Moresville, Limited                                           United Kingdom

MRI Equipment Partners, Ltd.                                       Texas

- 59.16% Comprehensive Medical Imaging, Inc.

Multi-Medica S.A.                                                 Belgium

Multipharm Limited                                            United Kingdom

Nationwide Ostomy Supplies Limited                            United Kingdom

NewHealthCo LLC                                                  Delaware

Oldimp B.V.                                                     Netherlands
(f/k/a International Medical Products B.V.)

OnPointe Medical Communications, LLC                             Delaware

Owen Shared Services, Inc.                                         Texas

PCI Holdings (UK) Co.                                         United Kingdom

Pharmaceutical and Diagnostic Services, Inc.                       Utah

- 50% Cardinal Health 414, Inc.

Pharmacy Operations of New York, Inc.                            New York

Pharmacy Operations, Inc.                                        Delaware

Pharmapar S.A.                                                    Belgium

Phillipi Holdings, Inc.                                            Ohio

Physicians Purchasing, Inc.                                       Nevada

Pinnacle Intellectual Property Services International,            Nevada
Inc.

Pinnacle Intellectual Property Services, Inc.                     Nevada

PlastiMedical S.p.A.                                               Italy

Practicome Solutions, LLC                                        Delaware

Productos Urologos de Mexico S.A. de C.V.                         Mexico

Quiroproductos de Cuauhtemoc S.A. de C.V.                         Mexico

R.P. Scherer (Spain) S.A.                                          Spain

R.P. Scherer DDS B.V.                                           Netherlands

R.P. Scherer Egypt                                                 Egypt

R.P. Scherer GmbH & Co. KG                                        Germany

   - F & F Holdings GmbH - 50.94%

   - R.P. Scherer Verwaltungs GmbH - 0.11%

R.P. Scherer Holdings II Limited                              United Kingdom

R.P. Scherer Technologies, Inc.                                   Nevada

R.P. Scherer Verwaltungs GmbH Germany

   - F & F Holdings GmbH - 51%

Ransdell Surgical, Inc.                                          Kentucky

RBP Pharma S.A.                                                   France

Respirare, LLC                                                   Delaware

Riverside MRI, JV                                                  Texas

RxealTIME, Inc.                                                   Nevada

RxPedite, LLC                                                      Ohio

Sierra Radiopharmacy, LLC                                         Nevada

   - 51% Cardinal Health 414, Inc.

Simolo (GL) Limited                                           United Kingdom

Sistemas Medicos ALARIS, S.A. de C.V.                             Mexico

Source Medical Corporation                                        Canada

   - Allegiance Healthcare Canada Inc. controls with
     - 50% of common shares & 100% of preferred share
     (1 share)

SRx, Inc.                                                          Iowa

STI Deutschland GmbH Surgical Technologies                        Germany
International

Strategic Implications International, LLC                        Delaware

Supplyline Technologies Limited                                   Ireland

Surgical Technologies B.V.                                      Netherlands

Surgi-Tech Europa Divisione Surgi-Tech Italia SRL                  Italy

Syncor Belgium SPRL                                               Belgium

Syncor Cardiology Services, LLC                                  Delaware

Syncor Diagnostics Dallas, LLC                                     Texas

Syncor Diagnostics Encino, LLC                                  California

Syncor Diagnostics Fullerton LLC                                California

Syncor Diagnostics Laguna Hills LLC                             California

Syncor Diagnostics Plano, LLC                                      Texas

Syncor Italy s.r.l.                                                Italy

Syncor Midland, Inc.                                               Texas

Toledo Pharmacy Co.                                                Iowa

Top Shot Publishers Limited                                       Ireland

Venture Laminate Limited                                          Ireland

Venture Packaging Limited                                         Ireland

Virginia Imaging Center, LLC                                     Virginia

   - 90% Syncor Cardiology Services, LLC

West Texas Nuclear Pharmacy Partners                               Texas

   - Syncor Midland, Inc. (50%)

Wholesale (PI) Limited                                        United Kingdom

Yorkshire Pharmacy, Inc.                                         Nebraska